EXHIBIT 4.1

COMMON STOCK                                                        COMMON STOCK

                                  [TANOX LOGO]
                                   TANOX, INC.

INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
OF THE STATE OF DELAWARE                                     CERTAIN DEFINITIONS
                                                              CUSIP 87588Q 10 9





THIS CERTIFIES THAT


IS THE RECORD HOLDER OF

  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF



TANOX, INC., transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this certificate properly endorsed. This Certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.

      WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

Dated:

/s/ JOHN BLICKENSTAFF                                         /s/ NANCY T. CHANG
    SECRETARY                                                    PRESIDENT

                                                   COUNTERSIGNED AND REGISTERED:
                                                   AMERICAN STOCK TRANSFER &
                                                   TRUST COMPANY
                                                   TRANSFER AGENT AND REGISTRAR

                                                   BY
                                                      AUTHORIZED SIGNATURE

                                     [TANOX
                                 CORPORATE SEAL
                                    DELAWARE]

Tanox, Inc.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUESTS SHALL BE MADE TO THE CORPORATION'S SECRETARY AT THE PRINCIPAL OFFICE OF THE CORPORATION.

      The following abbreviations, when used in the Inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


  TEN COM -- as tenants in common            UNIF GIFT MIN ACT-________________Custodian_________________
  TEN ENT -- as tenants by the entireties                        (Cust)                        (Minor)
  JT TEN  -- as joint tenants with right of
             survivorship and not as tenants       under Uniform Gifts to Minors
                 in common                         Act _________________________
                                                                (State)


Additional abbreviations may also be used though not in the above list.

For value received,____________________________________________________________
hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________


________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the capital stock represented by the within Certificate and does hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________________

                 NOTICE:

THE SIGNATURE(S) TO THIS
ASSIGNMENT MUST CORRES-                 X_______________________________________
POND WITH THE NAME(S) AS                              (SIGNATURE)
WRITTEN ON THE FACE OF
THE CERTIFICATE IN EVERY
PARTICULAR WITHOUT ALTER-               X_______________________________________
ATION OR ENLARGEMENT OR                               (SIGNATURE)
ANY CHANGE WHATEVER.

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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SIGNATURE(S) GUARANTEED BY: